THE PARNASSUS Fund
                                Quarterly Report
                                 March 31, 2003
                                                                  April 23, 2003

Dear Shareholder:



     As of March 31, 2003, the net asset value per share (NAV) of the Parnassus Fund was $25.61, so the overall return for the first quarter was a loss of 0.70%. This compares to a loss of 3.15% for the S&P 500 index, a gain of 0.58% for the Nasdaq and a loss of 3.23% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we beat the S&P by 2.45 percentage points, underperformed the Nasdaq by 1.28 percentage points and bested the Lipper Multi-Cap Core Average by 2.53 percentage points. The reason we underperformed the Nasdaq, but beat the Lipper and S&P indices is that technology stocks did best during the quarter and the Nasdaq index is heavily weighted with technology issues -- much more than the Fund. On the other hand, our portfolio had more technology companies than the S&P and this, combined with some other good stock picks, helped us to best both the S&P and the Lipper average.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%) while the overall return figures give investment performance only. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply.



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Period Ending          Average Annual       Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
March 31, 2003          Total Return        Overall Return           Index         Core Average          Index
------------------------------------------------------------------------------------------------------------------------------------
One Year                  (29.33%)             (26.67%)            (24.76%)          (24.43%)          (26.97%)
Three Years               (15.70%)             (14.69%)            (16.05%)          (14.40%)          (33.32%)
Five Years                  1.25%                1.97%              (3.75%)           (2.82%)           (5.76%)
Ten Years                   7.55%                7.94%               8.51%             7.83%             6.87%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

ANALYSIS
     Seven stocks hurt the Fund's NAV by five cents or more during the quarter. There was no pattern to these losses as the companies were in various industries including finance, technology, healthcare and energy.

     The Fund's biggest loser was Charles Schwab which declined 33.5% from $10.85 to $7.22 and reduced the NAV by 30 cents. Schwab fell as stock trading volumes plunged in February to their lowest levels since September of 1998. We're holding our shares as Schwab's Mutual Fund OneSource operation remains a very profitable business and we expect trading volume to improve by the end of the year.

     Agilent lowered our NAV by 15 cents as the stock dropped 26.8% from $17.96 to $13.15. Demand for Agilent's capital equipment fell 10% below plan as the company's semiconductor customers delayed orders. In response, Agilent is cutting costs and introducing new products to position the company for a strong rebound when the economy recovers.

     LSI Logic sank 21.7% from $5.77 to $4.52 which hurt the NAV by 13 cents. In January, this semiconductor manufacturer announced that first quarter sales would drop over 20% compared to the fourth quarter of 2002. LSI's customers had excess chip inventories, so they reduced their orders. We expect second quarter sales to rebound based on lower inventories and new products.

     AIG, the large insurer, finance and aircraft leasing company, caused the NAV to lose 10 cents as the stock fell 14.5% to $49.45 from $57.85. Higher underwriting losses forced the company to take a $2 billion charge during the first quarter. In addition, the company's aircraft leasing business faced weaker demand due to large losses in the airline industry. We feel AIG is quite undervalued and with $62 billion of shareholders' equity, it has a strong enough balance sheet to weather the storm.

     McKesson provides software to hospitals and is one of the nation's largest drug distributors. During the first quarter, the stock fell 7.8% to $24.93 from $27.03 which cost the fund 6 cents. Pharmaceutical sales growth is expected to slow in 2003 and hospitals may tighten spending on software. As of this writing, we have sold our shares.

     TECO Energy, a Tampa, Florida-based natural gas utility, fell 23.1% from our average cost of $13.83 to $10.63 which reduced the NAV by 6 cents. We bought TECO shares as the company offered an attractive 10% dividend yield with an improving cash flow outlook. Unfortunately, after further analysis, we feel a big dividend cut is in the cards as the company will need to use more cash flow to pay down debt. As a result, we sold our shares.

     Leading cell phone maker Nokia fell 9.6% to $14.01 from $15.50 and lowered the NAV by 5 cents. Weaker than expected demand and excess inventories in China have pushed earnings below plan. We've added to our Nokia position as we feel cell phone sales will rebound and Nokia's new products will position the company to gain share this year.

     Nine companies in the portfolio each contributed 7 cents or more to the NAV during the quarter. Five of these eight winners were technology companies, two were in healthcare, one was a telecommunications company and one was a retailer.

     Cognex makes software that allows computers to "see" so that products can be inspected. In January, the company announced orders were improving and backlog was up 63% compared to a year earlier. The stock climbed 14.9% from $18.43 to $21.18 to add 14 cents to the NAV.

     Mentor Graphics produces software used to design semiconductors. Its stock rose 13.7% to $8.94 from $7.86 for a gain of 11 cents on the NAV. Despite the current technology recession, the company expects first quarter orders to rise 35% versus a year ago. Mentor is gaining market share as more software is required to design and build smaller and faster semiconductors.

     MedImmune rose 20.8% from $27.17 to $32.83 and increased the NAV by 10 cents. The stock jumped as an FDA Advisory Committee said that MedImmune's FluMist (an inhaled influenza vaccine) was safe and effective for people aged 5 to 49 years old. FluMist should obtain final FDA approval later this year and it should make a significant contribution to earnings. The company also reported strong first quarter profits which boosted the stock.

     Agere Systems, a designer of chips for storage and communications, rose 11.1% from $1.44 to $1.60 and that moved the NAV up by 10 cents. Demand for the company's storage chips, which represent approximately 35% of sales, has increased based on design wins and market growth. Agere has done a good job cutting costs so earnings should be strong once the company's communications chip business recovers.

     Nvidia, a leading designer of graphic chips, added 8 cents to the NAV as the stock climbed 15.4% to $13.28 from $11.51. In February, the company reported good earnings as demand was strong for the company's graphic chips. As of this writing, however, we have sold our stock for both financial and social reasons. Financially, the company's outlook is cloudy for 2003 as its chip sales for the Microsoft XBOX will fall and Nvidia seems positioned to lose share to rivals. Socially, Nvidia is a great place to work but we are concerned that the majority of its chips are used to power the graphics for violent video games which we feel have a negative impact on society.

     Home Depot rose 14.9% from our average cost of $21.21 to $24.36, thereby adding 7 cents to the NAV. We have long admired Home Depot as a great company, but the stock was overvalued for many years, trading between 30 and 70 times earnings. After the stock plunged an amazing 69% from a high of $70 in 2000 to $21.22, we started buying it at a more modest 14 times earnings. We feel Home Depot will regain sales momentum versus its main competitor, Lowe's. We're also hopeful that CEO Bob Nardelli can boost store traffic with improved marketing.

     Johnson & Johnson rose 7.8% to $57.87 from $53.71 and boosted the NAV by 7 cents. The company reported record earnings in 2002 and the outlook is strong for 2003 based on the launch of its new CYPHER heart stent. Longer-term, we feel CYPHER could boost J&J's annual sales by over $2 billion.

     Intel, one of the Fund's largest holdings, also added 7 cents to the NAV as its stock increased 4.6% to $16.28 from $15.57. After tough years in 2001 and 2002, PC demand seems to be stabilizing and Intel is on target to generate $5 billion of free cash flow in 2003.

     Biotech company Genentech, another large Fund holding, rose 5.6% from $33.16 to $35.01 during the first quarter and boosted the NAV by 7 cents. The company's sales of Rituxan, a drug used to treat non-Hodgkins lymphoma, continues to show strong growth. We expect Genentech's solid growth to continue as the company has a great pipeline of new drugs that should gain approval over the next few years.


OUTLOOK AND STRATEGY
     As this report is being written in mid-April, the economic situation does not look good. Each month, less people are employed and retail sales are sluggish. Industrial production dropped by half of one percent in March. There is an uncertain international situation and fewer people are traveling. In fact, the travel industry is in a deep recession with hotels, restaurants and airlines in desperate straits. Businesses are not investing much and corporations are deferring major technology purchases. I am somewhat pessimistic over the next six months as I think the stock market will reflect the poor economic climate.

     Longer-term, I have more positive feelings. I expect the economy to recover starting late this fall. Of course, it's impossible to predict the exact date of the recovery, but at some point, things should get better. Because so many decisions to invest in technology and telecommunications have been deferred, there is a lot of pent-up demand that I think will express itself later this year. I think the international situation will also be resolved by then. Eventually, people will start traveling again and conducting business as usual. Naturally, we don't know when this will happen, but in my view, it will happen late this year. As the economy starts to improve, more spending will occur and there will be a different psychological climate.

     Over the next six months, then, I expect the market to be down somewhat. The only reason I don't think the market will crash is because we have already had three years of a bear market. As a result, stock prices are now reasonable. In accordance with this viewpoint, we'll probably reduce our exposure to the stock market -- perhaps putting as much as 40% of our assets in cash. The only reason we won't go higher is because we could be wrong. We could be surprised by a summer rally and if that happens, we don't want to be on the sidelines.

     By October, we hope to be fully invested again for what has traditionally been a strong season for the stock market. We'll probably keep an eye on certain companies and if there's any price weakness, we'll buy good companies at low prices.

     As far as my personal investing goes, I buy the same dollar amount of shares in the Parnassus Fund each month. There's no way that I can predict the exact market bottom, but my judgement is that the Fund's share price will be higher a year from now than it is today. If I'm correct, then the price per share I'm paying now should look like a bargain a year from now.




PROFILE OF MINNIE CHEN
     From time to time, we profile a member of the Parnassus staff so shareholders can learn about the people who are taking care of your money. This time, we'll be talking about Minnie Chen who started working at Parnassus before any of our current employees except me. Minnie was born in Taiwan in 1969, but came to San Francisco when she was three years old. She attended grade school here in the city and then entered Lowell High School, the alma mater of three of my four children. My first sighting of Minnie was in the fall of 1986 when I took my oldest daughter, Tran, to Lowell High School for a freshman orientation. I didn't know her then, but at that time Minnie was a senior at Lowell and a cheerleader. The cheerleaders were at Lowell the night of the freshman orientation and one of the cheerleaders caught my attention because she was so enthusiastic in leading the yells.

     After graduating in 1987, Minnie enrolled at the University of California at Davis, but didn't like being away from San Francisco in a semi-rural environment so she returned and enrolled at San Francisco City College in 1988. We posted a job notice at the City College placement center in 1988, looking for a part-time clerical person. Minnie came by for an interview and we liked her right away. She had the same enthusiasm for the job that she did for cheerleading.

     After almost two years of doing a great job for us, Minnie left to go to UCLA where she studied history. She recruited her sister, Marie, to fill the vacancy and Marie has been with us ever since. (Marie is now my indispensable executive assistant and office manager who was profiled in an earlier report.) Meanwhile, at UCLA, Minnie worked as a peer health counselor and joined the Bruin Belles, a service organization involved with community service and charitable activities.

     After graduation, Minnie returned to San Francisco and worked in customer service for Cellular One and, then, as an accounting assistant for the Shorenstein Company. 1995 was a very important year for Minnie. She married Howard Chen and rejoined Parnassus Investments as an accountant in December. While working with us, she has taken courses in managerial economics, cost accounting, financial accounting and audit.

     Minnie does a terrific job and her wonderful personality helps to make Parnassus a great place to work. In 2000, she set a Parnassus milestone. Until that time, no one had ever had children while working at Parnassus. (Some of us, of course, had children, but before we started working here.) Rumors were circulating that working at Parnassus might make you sterile.

     I'm pleased to say that Minnie proved those rumors false by having her first child in 2000, a beautiful little girl named Ava who is now three years old. In 2002, she and Howard had their second child, Aaron, a handsome baby boy. (Two other Parnassus babies were born in 2002 so we've become quite fertile of late.) Howard and Minnie bought a new home in 2002 so they're now happily settled into family life. It's been a real pleasure to have Minnie with us all these years. She's made a great contribution to Parnassus.



                                  Yours truly,



                                Jerome L. Dodson

                                    President



                  THE PARNASSUS FUND PORTFOLIO: MARCH 31, 2003*

         Number of Shares    Common Stocks                                       Market Value          Per Share
------------------------------------------------------------------------------------------------------------------------------------
               7,500,000     Agere Systems, Inc. - A                         $    12,000,000          $    1.60
                 375,000     Agilent Technologies, Inc.                            4,931,250              13.15
                 100,000     American Express Company                              3,323,000              33.23
                 155,700     American Int'l Group, Inc.                            7,699,365              49.45
                 125,000     AnnTaylor Stores                                      2,566,250              20.53
                 500,000     Applied Materials, Inc.                               6,290,000              12.58
                  50,000     Arthur J. Gallagher & Co.                             1,227,500              24.55
                 100,000     Baldor Electric Company                               2,140,000              21.40
                 300,000     Cadence Design Systems                                3,000,000              10.00
                 225,000     Cardinal Health, Inc.                                12,818,250              56.97
               1,150,000     Charles Schwab Corporation                            8,303,000               7.22
               1,500,000     Cisco Systems, Inc.                                  19,350,000              12.90
                 250,000     Cognex Corporation                                    5,295,000              21.18
                 200,000     Costco Wholesale Corp.                                6,006,000              30.03
                 325,000     CYTYC Corporation                                     4,241,250              13.05
                 125,000     Electro Scientific Industries, Inc.                   1,570,000              12.56
                   5,000     Ethan Allen Interiors, Inc.                             147,150              29.43
                 250,000     FEI Company                                           3,990,000              15.96
                 400,000     Gap, Inc.                                             5,796,000              14.49
                 425,000     Genentech, Inc.                                      14,879,250              35.01
                  10,000     Genuine Parts Co.                                       305,100              30.51
                 275,000     Home Depot, Inc.                                      6,699,000              24.36
                  50,000     IMS Health, Inc.                                        780,500              15.61
               1,150,000     Intel Corporation                                    18,722,000              16.28
                 150,000     Invitrogen Corporation                                4,594,500              30.63
                 100,000     J.D. Edwards                                          1,103,000              11.03
                 200,000     Johnson & Johnson                                    11,574,000              57.87
                 150,000     Longs Drug Stores Corp.                               2,250,000              15.00
               1,200,000     LSI Logic Corporation                                 5,424,000               4.52
                 350,000     McKesson Corporation                                  8,725,500              24.93
                 150,000     MedImmune, Inc.                                       4,924,500              32.83
               1,000,000     Mentor Graphics Corporation                           8,940,000               8.94
                 200,000     Micron Technology                                     1,628,000               8.14
                 550,000     Nokia Corporation                                     7,705,500              14.01
                 225,000     Novellus Systems, Inc.                                6,135,750              27.27
                 370,000     Pfizer, Inc.                                         11,529,200              31.16
                  75,000     Plantronics                                           1,095,750              14.61
                 370,000     SEI Investments Company                               9,694,000              26.20
                  20,000     Synopsys, Inc.                                          851,420              42.57
                 100,000     Synovus Financial                                     1,789,000              17.89
                 350,000     Target Corporation                                   10,241,000              29.26
                 250,000     TECO Energy, Inc.                                     2,657,500              10.63

                             Total common stocks                                  252,942,485
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         Principal Amount    Convertible Bonds
------------------------------------------------------------------------------------------------------------------------------------
         $     2,500,000     SonicWALL, Inc.                                $      9,000,000           $   3.60
               4,000,000     Vitesse Semiconductor Corporation                     8,560,000               2.14
                                                                             ---------------
                             Total convertible bonds                               17,560,000
                             Total Portfolio                                    $ 270,502,485
                             Short Term Investments and Other Assets               29,059,839
                                                                                -------------
                             TOTAL NET ASSETS                                   $ 299,562,324
                             The Net Asset Value as of March 31, 2003      $            25.61


     * Portfolio is current at time of printing,  but  composition is subject to change.

                               Investment Adviser
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                                  Legal Counsel
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor
                              Parnassus Investments
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105

                               THE PARNASSUS FUND
                            One Market-Steuart Tower
                                   Suite #1600
                         San Francisco, California 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com


                         This report must be preceded or
                      accompanied by a current prospectus.